SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 21, 1996


                              WIZ TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


               1-12726                                               33-0560855
(Commission File Number)                       (IRS Employer Identification No.)


32951 Calle Perfecto, San Juan Capistrano, California                      92675
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (714) 443-3000
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Item 4.  Changes in Registrant's Certifying Accountant.

         1.       (i)      The Registrant's former independent accountants,
Coopers & Lybrand L.L.P., ("Coopers") resigned from that capacity on August 21, 1996.

                  (ii) The report by Coopers on the financial statements of the Registrant dated November 8, 1995, including balance sheets as of July 31, 1995 and the statements of operations, cash flows and statement of stockholders' equity for the year ended July 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) During the period covered by the financial statements through the date of resignation of the former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                  A letter from the former independent accountant for the Registrant is attached as an Exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  16.1 Letter from Coopers & Lybrand L.L.P., former principal accountants for the Registrant. Page 3 in manually signed original.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            August 28, 1996                           WIZ TECHNOLOGY, INC.


                                                 By:      /s/ Mar-Jeanne Tendler
                                                          Mar-Jeanne Tendler
                                                        Chief Executive officer